SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  December 16, 1997
(Date of earliest event reported)

Commission File No. 333-40467

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of December 1, 1997, relating to the Life Financial Home Loan Owner Trust 1997-3, Home Loan Asset Backed Notes, Series 1997-3)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
--------------------------------------------------------------------------------


        Delaware                                         06-1204982
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                          10019
--------------------------------------------------------------------------------
Address of principal executive offices                    (Zip Code)



                                 (212) 713-2000
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code



--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.   Other Events

          On December 16, 1997, Life Financial Home Loan Owner Trust 1997-3 (the "Owner Trust") issued Home Loan Asset Backed Notes, Series 1997-3, Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2 and Class B (the "Notes"), having an aggregate original principal balance of $250,000,000. The Notes were issued pursuant to an Indenture, dated as of December 1, 1997 (the "Indenture") between Life Financial Home Loan Owner Trust 1997-3 (the "Owner Trust") and Norwest Bank Minnesota National Association ("Norwest," in such capacity, the "Indenture Trustee"), a copy of which is filed as an exhibit hereto. The Owner Trust was formed by PaineWebber Mortgage Acceptance Corporation IV, a Delaware corporation (the "Registrant"), pursuant to a Trust Agreement, dated as of December 1, 1997 (the "Owner Trust Agreement") among the Registrant, Wilmington Trust Company (the "Owner Trustee"), Life Investment Holdings, Inc. (the "Transferor") and Norwest, as paying agent, a copy of which is filed as an exhibit hereto. The Notes are secured by the assets of the Owner Trust, consisting principally of a pool of closed-end home loans (the "Loans") which are secured primarily by junior-lien mortgages, deeds of trust or other similar security instruments. The Loans were transferred to the Owner Trust by the Registrant pursuant to a Sale and Servicing Agreement, dated as of December 1, 1997 (the "Sale and Servicing Agreement") among the Owner Trust, the Registrant, the Transferor, Life Bank, as servicer and the Indenture Trustee a copy of which is filed as an exhibit hereto.

          In addition, the Owner Trust, Life Bank and Norwest, as administrator of the Owner Trust have entered into an Administration Agreement, dated as of December 1, 1997 (the "Administration Agreement"), a copy of which is filed as an exhibit hereto.

          Interest on the Notes will be distributed on each Distribution Date (as defined in the Sale and Servicing Agreement). Monthly payments in reduction of the principal balance of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Sale and Servicing Agreement.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                                      Description
-----------------                                -----------

          (EX-4.1) Indenture, dated as of December 1, 1997, between Life Financial Home Loan Owner Trust 1997-3 and Norwest Bank Minnesota National Association.


          (EX-4.2) Sale and Servicing Agreement, dated as of December 1, 1997, among PaineWebber Mortgage Acceptance Corporation IV, Life Financial Home Loan Owner Trust 1997-3, Norwest Bank Minnesota National Association, Life Bank and Life Investment Holdings, Inc.

          (EX-99.1)           Administration Agreement,  dated as of December 1,
                              1997,  among Life  Financial Home Loan Owner Trust
                              1997-3,    Norwest   Bank    Minnesota    National
                              Association and Life Bank.

          (EX-99.2)           Owner  Trust  Agreement,  dated as of  December 1,
                              1997,  among   PaineWebber   Mortgage   Acceptance
                              Corporation  IV, Life Investment  Holdings,  Inc.,
                              Wilmington   Trust   Company  and   Norwest   Bank
                              Minnesota National Association.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PAINEWEBBER MORTGAGE
                                            ACCEPTANCE CORPORATION IV


December 16, 1997

                                            By:  /s/ Joseph Piscina
                                                 ------------------
                                                 Joseph Piscina
                                                 Director

                                INDEX TO EXHIBITS
                                -----------------


                                                                    Paper (P) or
Exhibit No.                       Description                      Electronic(E)
-----------                       -----------                      -------------

(EX-4.1)          Indenture,   dated  as  of  December  1,  1997,        E
                  between Life  Financial  Home  Loan Owner Trust
                  1997-3  and  Norwest  Bank  Minnesota  National
                  Association.

(EX-4.2)          Sale  and  Servicing  Agreement,  dated  as  of        E
                  December  1, 1997, among  PaineWebber  Mortgage
                  Acceptance  Corporation IV, Life Financial Home
                  Loan Owner Trust 1997-3, Norwest Bank Minnesota
                  National   Association,   Life  Bank  and  Life
                  Investment Holdings, Inc.

(EX-99.1)         Administration Agreement,  dated as of December        E
                  1,  1997, among  Life Financial Home Loan Owner
                  Trust 1997-3,  Norwest Bank Minnesota  National
                  Association and Life Bank.

(EX-99.2)         Owner Trust Agreement,  dated as of December 1,        E
                  1997,  among  PaineWebber  Mortgage  Acceptance
                  Corporation IV, Life Investment Holdings, Inc.,
                  Wilmington   Trust  Company  and  Norwest  Bank
                  Minnesota National Association.